SUBSCRIPTION AGREEMENT

LAKE VICTORIA MINING COMPANY, INC.

1.

SUBSCRIPTION: The undersigned, ______________ (the “Subscriber”), a resident of the state of ________________, hereby subscribes for the purchase of _____________________________(_______________) Units (the “Units”) of LAKE VICTORIA MINING COMPANY, INC., an Nevada (the “Company”), in consideration of the sum of _______________________dollars ($____________) and submits the total subscription price with this subscription agreement. Each Unit consists of one share of common stock and two redeemable stock purchase warrants (the “Warrant”). One Warrant and $0.40 will allow the Subscriber to purchase one additional share of common stock and One Warrant and $0.60 will allow the Subscriber to purchase one additional share of common stock. Each Warrant is exercisable for a period of thirty-six (36) months from August 12, 2010. Further, each Warrant is redeemable by the Company upon twenty (20) days written notice to the Subscriber. If the Warrant is not exercised during the redemption period, it will terminate. This subscription is subject to the following terms and conditions:

a.

The Units, shares of common stock and Warrants are being sold pursuant to the exemption from registration provided for in Regulation 506 of the Securities Act of 1933 and regulations promulgated thereunder.

b.	No certificate(s) for Units, shares of common stock or Warrants shall be issued to the undersigned until the entire subscription price is paid; and,

c.

The certificate(s) representing the Units, shares of common stock and Warrants delivered pursuant to this subscription agreement shall each bear a restrictive legend and may only be transferred only in compliance with Rule 144 of the Securities Act of 1933. Said certificate(s) will contain the following restrictive legend:

The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended, nor any other applicable securities act (the "Acts"), and may not be sold, transferred, assigned, pledged or otherwise distributed, unless there is an effective registration statement under such Acts covering such securities or the Company receives an opinion of counsel for the holder of these securities (concurred on by counsel for the Company) stating that such sale, transfer, assignment, pledge or distribution is exempt from or in compliance with the registration and prospectus delivery requirements of such Acts.

2.	REPRESENTATIONS AND WARRANTIES: The undersigned Subscriber hereby represents and warrants to the Company:

a.

The undersigned Subscriber understands that the Company’s Units, shares of common stock and Warrants have not been approved or disapproved by the United States Securities and Exchange Commission, any state securities agency, or any foreign securities agency.

b.

The undersigned Subscriber is not an underwriter and would be acquiring the Company’s Units solely for investment purpose for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of any federal securities act, state securities act or any other applicable federal or state laws;

c.

The undersigned Subscriber understands the speculative nature and risks of investments associated with the Company, and confirms that the Units would be suitable and consistent with his or her investment program; and, that his or her financial position enable him or her to bear the risks of this investment;

d.

The Units, shares of common stock comprising the Unit, Warrant, and shares of common stock underlying the Warrant may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of, if such disposition will violate any federal and/or state securities acts. Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, giving, or any other form of conveying, whether voluntary or not. The date of issuance of the shares of common stock underlying the Warrants will be the date the Warrant exercise price is paid in full and will be subject to new restrictions as described herein.

e.

To the extent that any federal, and/or state securities laws shall require, the Subscriber hereby agrees that the Units, shares of common stock and Warrants acquired pursuant to this Agreement shall be without preference as to assets;

f.

The Company is under no obligation to seek an exemption under any federal securities act, state securities act, or any foreign securities act for the Units, shares of common stock which are part of the Unit; Warrant; or, shares of common stock underlying the Warrant or to cause or permit such Units, shares of common stock which are part of the Unit; Warrant; or, shares of common stock underlying the Warrant to be transferred in the absence of any such registration or exemption;

g.

The Subscriber has had the opportunity to ask questions of the Company and has received additional information from the Company to the extent that the Company possessed such information, necessary to evaluate the merits and risks of any investment in the Company. Further, the Subscriber has been given: (1) All material books, records, documents, correspondence, and financial statements of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all reports filed with the Securities and Exchange Commission; and, (4) an opportunity to question the appropriate executive officers of the Company.

h.	The Subscriber has satisfied the suitability standards imposed by his or her place of residence and has a pre-existing business relationship with the Company;

i.

The Subscriber has adequate means of providing for his current needs and personal contingencies and has no need to sell the Units, shares of common stock comprising the Unit, Warrant, or shares of common stock underlying the Warrant in the foreseeable future (that is at the time of the investment, Subscriber can afford to hold the investment for an indefinite period of time);

j.

The Subscriber has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment. Further, subscriber represents and warrants that he is able to evaluate and interpret the information furnished to him by the Company and is capable of reading and interpreting financial statements;

k.

The Subscriber warrants and represents that he is a “sophisticated investor” as that term is defined in United States court decisions and the rules, regulations and decisions of the United States Securities and Exchange Commission.

l.

Further, the Subscriber warrants and represents that he is an “accredited investor” as that term is defined in Reg. 501 of the Securities Act of 1933 and further understands that the Company may not sell the Units to anyone who is not an accredited investor.

m.

The Subscriber acknowledges that if he/she/it is a resident of the State of Florida, he/she/it has the privilege of declaring this transaction null and void provide the Subscriber communicates such intention to the Company in writing within three (3) days of the of the tender of his/her/its consideration.

n.	The subscriber warrants and represents that he is a citizen and resident of the United States of America residing at ______________.

3.	REGISTRATION: The Company will not file a registration statement registering the Units, shares of common stock, or Warrants.

4.

MISCELLANEOUS: This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives. The law of the state of Nevada shall govern the rights of the parties to this Agreement. This Agreement is not assignable without the prior written consent of the Company, and any attempt to assign any rights, duties or obligations which arise under this Agreement without the Company’s prior express written consent shall be void. Exclusive jurisdiction over any action arising out of this Subscription Agreement will the federal or state courts of Nevada.

The undersigned Subscriber hereby declares and affirms that he or she has read the within and foregoing Subscription Agreement, is familiar with the contents thereof and agrees to abide by these terms and conditions therein set forth, and knows the statements therein to be true and correct.

I hereby consent to the use of my name in any prospectus or registration statement which may be filed in connection with any public offering of the Company’s securities.

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement this ____ day of , 2010, at , .

SUBSCRIBER

Please print clearly above the complete name that you desire to appear on your share certificate.

Print Your Full Name	Signature

Print Your Spouse’s Full Name	Spouse’s Signature (if applicable)

Address

City, State and Zip Code

Area Code and Telephone Number

ACCEPTED BY:

LAKE VICTORIA MINING COMPANY, INC.

BY: _________________________

Title: _______________________________     Date: ____________________

INVESTOR SUITABILITY QUESTIONNAIRE

     Federal securities and state securities laws require that offers of securities be confined to persons who meet certain eligibility criteria in order not to violate the registration provisions of the Securities Act of 1933 and state securities acts. Accordingly, you should carefully and accurately set forth the information requested below:

1.	PERSONAL

Name __________________________________________________________________________
Address (including zip code) ________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

Social Security No. ________________________________________________________________
Telephone Number (including area code) ________________________________________________
Home: ______________ Business: ________________________
Age: _____________

2.	EDUCATIONAL BACKGROUND

High School Graduate [ ] Yes [ ] No
College Graduate [ ] Yes [ ] No
Where _____________________________________________________________________________
Subject Major _____________________________________________________________________________
Post Graduate or Professional Degree [ ] Yes [ ] No
Where _____________________________________________________________________________
Subject _____________________________________________________________________________
Degrees _____________________________________________________________________________

3.	OCCUPATION

What has been your principal occupation during the last five years?
_____________________________________________________________________________

What have been your principal duties and responsibilities?
_____________________________________________________________________________

4.	INVESTMENT EXPERIENCE

Have you invested in real estate? (other than residences) Explain nature and location.
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

Have you invested in tax shelters? Please indicate type, nature and amount.
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

Have you ever invested in limited partnerships or partnerships? If yes, please give details.
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

Have you invested in stocks, bonds or other types of securities? (including commodities futures, options, etc.) Explain type, nature and amount.
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

5.	FINANCIAL - Individuals

What is your present annual income?

[ ] Below $25,000              [ ] $125,000 - $150,000
[ ] $25,000 - $50,000          [ ] $150,000 - $175,000
[ ] $50,000 - $75,000          [ ] $175,000 - $200,000
[ ] $75,000 - $100,000        [ ] $200,000 - $300,000
[ ] $100,000 - $125,000      [ ] Over $300,000

What is your “investment” net worth? (This means your net worth exclusive of residence, automobiles, pleasure boats, furniture, jewelry, art work and personal effects.) Please be conservative in estimating value of real estate and other non-liquid investments.
_____________________________________________________________________________
_____________________________________________________________________________

6.	FINANCIAL - Corporations What is the value of your assets?

[ ] $5,000,000 or less        [ ] In excess of $5,000,000

7.	I/We, the undersigned, hereby represent and warrant to the Company, the following:

a.

THAT THE UNDERSIGNED IS AWARE THAT THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES ADMINISTRATORS; THAT THE UNDERSIGNED IS NOT AN UNDERWRITER.

b.	THAT THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY FOREIGN SECURITIES AGENCY AND THE UNITS HAVE NOT BEEN REGISTERED WITH ANY FEDERAL, STATE, OR FOREIGN SECURITIES AGENCY.

c.

THAT THE UNDERSIGNED WOULD BE ACQUIRING THE UNITS SOLELY FOR HIS OR HER OWN ACCOUNT AND NOT WITH A VIEW TO, OR FOR, RESALE IN CONNECTION WITH ANY DISTRIBUTION OF THE UNITS WITHIN THE MEANING OF THE FEDERAL SECURITIES ACT OR ANY STATE SECURITIES ACTS.

d.

THAT THE UNDERSIGNED REPRESENTS AND WARRANTS HIS OR HER UNDERSTANDING OR THE SPECULATIVE NATURE AND RISKS OF INVESTMENT ASSOCIATED WITH THE COMPANY AND CONFIRMS THAT THE UNITS WOULD BE SUITABLE AND CONSISTENT WITH HIS OR HER INVESTMENT PROGRAM AND THAT HIS OR HER FINANCIAL POSITION ENABLE HIM OR HER TO BEAR THE RISKS OF THIS INVESTMENT.

e.	THAT THE UNDERSIGNED IS A CITIZEN AND RESIDENT OF THE UNITED STATES OF AMERICA RESIDING AT _________________ .

     I/We hereby certify that the above information is true accurate and complete to the best of my/our knowledge and belief, and the I/we am/are a bona fide resident(s) of ____________for all purposes, and that my/our residence address is as set forth below. I/We further certify that I/we am/are not purchasing said Units for or on behalf of, or with the intention of transfer, gift, resale or distribution.

INVESTOR

Signature

Spouse’s Signature (if applicable)

Address

City, State and Zip Code

Area Code and Telephone Number

PURCHASER REPRESENTATIVE QUESTIONNAIRE

     This Questionnaire is being furnished in connection with the proposed offer and sale of Units to a number of qualified investors without registration under the Securities Act of 1933 (the “Act”) in reliance on an exemption pursuant to Regulation 506 of the Securities Act of 1933 and rules promulgated thereunder. The availability of such exemptions depends, in part, on a determination that each purchaser does not require the protection that would be afforded by registration of the Units under the Act.

     The information supplied in response to this Questionnaire will be used in determining whether the representatives of certain purchasers of the Units meet certain requirements established by the Company; such information will be kept confidential and will not be disclosed except to the Officers of the Company and its counsel and, if HOWEVER, THE NAMES AND ADDRESSES OF ALL PURCHASER REPRESENTATIVES SHALL BE DISCLOSED TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY THE SECURITIES AND EXCHANGE COMMISSION.

     Terms used herein and not defined herein have the meanings attributed to them by the Securities Act of 1933, as amended.

1.	Full name of Purchaser Representative:
_____________________________________________________________________________

2.	Full address of Purchaser Representative:
_____________________________________________________________________________

3.	Full name(s) of Purchaser(s):
_____________________________________________________________________________

4.

Is the Purchaser Representative an affiliate, director, officer, or other employee of the Company or the beneficial owner of 10% or more of any class or equity securities or 10% or more of any equity interest in such Company? (“Affiliate” of a person means a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such person.)

                                             [ ] Yes               [ ] No

If, “Yes,” please explain: __________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

5.	Is the Purchaser related to the Purchaser Representative by blood, marriage or adoption, no more remotely than as first cousin?

                                               [ ] Yes        [ ] No

If, “Yes,” please explain:___________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

6.

What is the business of the Purchaser Representative?

_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

7.

Has the Purchaser Representative ever acted in such capacity for other persons prior to this time?
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

8.	What is the educational background of the Purchaser Representative or its agent?

9.

Has the Purchaser Representative participated previously either as an investor or as a person giving advice with respect to private placements of securities?
_____________________________________________________________________________
_____________________________________________________________________________

10.

Has an order of censure ever been issued from the Securities and Exchange Commission against the Purchaser Representative relating to such Purchaser Representative’s failure to properly fulfill its duties under the securities laws.

                                               [  ] Yes           [ ] No

If, “Yes,” please explain: __________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

11.

Has the Purchaser Representative ever been a defendant in a lawsuit in which it was alleged that such Purchaser Representative or its agents had failed to properly fulfill its (their) duty(ies) under the securities laws?

                                              [ ] Yes              [ ] No

If, “Yes,” please explain:___________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

12.

Are there any material relationships, during the past two years, presently existing or understood to be contemplated in the future between the Purchaser Representative or its affiliates and the Company and its Officers or Directors or their affiliates? (“Material” means any relationship that a reasonable investor might consider important in making of the decision whether to acknowledge a person as his Purchaser Representative.)

                                              [ ] Yes              [ ] No

If, “Yes,” please explain:__________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

13.	Has any compensation been received or will any compensation be received as a result of the relationships referred to in question 12?

                                               [ ] Yes                 [ ] No

If, “Yes,” please explain: __________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

     The above information is supplied by the undersigned solely for use in determining the undersigned’s eligibility to act as a Purchaser Representative in connection with the sale referred to herein. Such information is correct to the best of the undersigned’s knowledge, information and belief. The undersigned will promptly notify the Company and the Purchaser if prior to the consummation of such sale if such information becomes inaccurate or incomplete.

     The Purchaser Representative hereby affirmatively represents that he has such knowledge and experience in financial and business matters that he, either alone, or together with the Purchaser, is capable of evaluating the merits and risks of the investment contemplated hereby.

     The undersigned Purchaser Representative hereby certifies to the Purchaser that, other than as described above, there is no material relationship between the undersigned or his affiliates and the Company or its Officers and Directors that is mutually understood to be contemplated or that has existed at any time during the previous two years, and that no compensation has or will be received from the Company.

     The undersigned certifies to the best of his knowledge and belief that the information set forth in this statement is true, complete and correct.

         Dated this day ________of ____________, 2010.

Signature of Purchaser Representative

ACKNOWLEDGMENT OF PURCHASER:

     The undersigned Purchaser hereby confirms that he has read the information disclosed by the Purchaser Representative in response to the foregoing Questionnaire and does hereby acknowledge in writing said Purchaser Representative to be his Purchaser Representative in connection with his purchase of the stock.

           Dated this day _______of_______________ , 2010.

Signature of Subscriber